                                                                   Exhibit 24(a)

                           DIRECTORS AND OFFICERS OF
                             ROADWAY SERVICES, INC.
               STOCK SAVINGS AND RETIREMENT INCOME PLAN AND TRUST
                             (AMENDED AND RESTATED)

                       REGISTRATION STATEMENT ON FORM S-8


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Roadway Services, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints John M. Glenn and Douglas A. Wilson, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact and agent of the undersigned, to sign and file on his behalf and in his name, place and stead, in any and all capacities, under the Securities Act of 1933, one or more Registration Statements on Form S-8 relating to the registration, offer and sale of such number of shares of common stock, without par value, as they or either of them shall determine from time to time, issued and to be issued or acquired in connection with the Company's Stock Savings and Retirement Income Plan and Trust (Amended and Restated) (the "Plan") and participation interests in the Plan, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state regulatory authority, including any state securities regulatory board or commission, pertaining to the securities subject to such registrations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and either of them and any such substitute.

         EXECUTED this 28th day of February, 1994.



JOSEPH M. CLAPP                           ROBERT E. MERCER
- -------------------------------------     ---------------------------------------
Joseph M. Clapp                           Robert E. Mercer


DANIEL J. SULLIVAN
- -------------------------------------     ---------------------------------------
Daniel J. Sullivan                        G. James Roush


GEORGE B. BEITZEL
- -------------------------------------     ---------------------------------------
George B. Beitzel                         William Sword



- -------------------------------------     ---------------------------------------
Richard A. Chenoweth                      Sarah Roush Werner


NORMAN C. HARBERT                         DOUGLAS A. WILSON
- -------------------------------------     ---------------------------------------
Norman C. Harbert                         Douglas A. Wilson


CHARLES R. LONGSWORTH                     ROY E. GRIGGS
- -------------------------------------     ---------------------------------------
Charles R. Longsworth                     Roy E. Griggs